TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

---------------------------------------| |-------------------------------------

INVESTMENT ADVISER
(OF LARGE CAP GROWTH PORTFOLIO FORMERLY EQUITY PORTFOLIO)
Citibank, N.A. 153
East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

---------------------------------------| |-------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/EI/A/97                         Printed on Recycled Paper. [recycle symbol]

[logo] LANDMARK(SM) FUNDS
       ADVISED BY CITIBANK, N.A.

LANDMARK
EQUITY FUND

ANNUAL
REPORT
OCTOBER 31, 1997

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

     The U.S. stock market continued its remarkable advance during the first ten months of 1997, interrupted occasionally by high volatility. The market's strength can be attributed to the economic conditions the nation has enjoyed for almost seven years, including moderate rates of growth, enhanced productivity, high levels of employment and low rates of inflation. These influences have created an environment in which interest rates have declined and corporate profits have grown, supporting the dramatic rise in stocks.

     Over the last ten months, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This report reviews the Fund's investment activities and performance during the ten-month period ended October 31, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. stock market. We are sending you this Annual Report as of October 31 because the fiscal year-end date of the Fund has been changed from December 31 to October 31. From this point forward, you will receive shareholder reports for the Fund every six months, dated April 30 and October 31 of each year.

     In addition to the fiscal year-end change, the Fund held a Special Meeting of Shareholders in October to consider certain proposals seeking increased flexibility to invest in more than one investment company, consistent with the Fund's investment objectives. Shareholders were also asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit these changes. Also considered were proposals to approve a Service Plan pursuant to Rule 12b-1 under the federal Investment Company Act of 1940, to authorize certain technical amendments to the Fund's investment restrictions and to approve selection of the Fund's accountants. All proposals were approved by shareholders. Furthermore, as of November 1, 1997, the name of Equity Portfolio was changed to Large Cap Growth Portfolio.

     On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip Coolidge

Philip W. Coolidge
President
November 18, 1997

TABLE OF CONTENTS

 1   A Letter To Our Shareholders
----------------------------------------------------------------------------
 2   Market Environment
     Fund Snapshot
----------------------------------------------------------------------------
     Portfolio Managers
 3   The Portfolio Managers Respond
     Quotes From The Portfolio Managers
----------------------------------------------------------------------------
 4   Strategy And Outlook
     Equity Portfolio By The Numbers
----------------------------------------------------------------------------
 5   Fund Data
     Performance Highlights

LANDMARK EQUITY FUND
----------------------------------------------------------------------------
 6   Statement of Assets and Liabilities
----------------------------------------------------------------------------
 7   Statement of Operations
----------------------------------------------------------------------------
 8   Statement of Changes in Net Assets
----------------------------------------------------------------------------
 9   Financial Highlights
----------------------------------------------------------------------------
10   Notes to Financial Statements
----------------------------------------------------------------------------
12   Independent Auditors' Report
----------------------------------------------------------------------------

LARGE CAP GROWTH  PORTFOLIO
(FORMERLY EQUITY PORTFOLIO)
----------------------------------------------------------------------------
13   Portfolio of Investments
----------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
----------------------------------------------------------------------------
16   Statement of Changes in Net Assets
     Financial Highlights
----------------------------------------------------------------------------
17   Notes to Financial Statements
----------------------------------------------------------------------------
19   Independent Auditors' Report

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested

-------------------------------------------------------------------------------
MARKET ENVIRONMENT
-------------------------------------------------------------------------------


     The forces that have driven the U.S. stock market higher over the past two years continued to prevail during the first ten months of 1997. The U.S. economy remains characterized by low inflation, moderate growth and modestly declining interest rates. Yet, volatility in the financial markets has been increasing, with the markets continuing to react to each new release of economic data as well as to statements by the Chairman of the U.S. Federal Reserve Board.

     While the U.S. stock market has continued its spectacular climb, the rally has been interrupted several times during the course of 1997 so far. In April, concerns about the strength of the U.S. economy and its influence on inflationary pressures caused a correction of nearly 10% in large-capitalization stocks, and small-cap stocks declined even more sharply. Stocks quickly retraced their losses, however, when it became clear that the economy's growth was not creating undue inflationary pressures. The stock market added to its gains in the ensuing months.

     At the end of the reporting period, in late October, the stock market experienced a decline of more than 10%, largely in response to financial concerns and market declines in Asia. The 554-point decline in the Dow Jones Industrial Average on October 27, when stocks lost 7.2% of their value in a single day, was perhaps the most glaring evidence of the market's propensity for short-term volatility on the way to long-term gains.

-------------------------------------------------------------------------------
FUND SNAPSHOT
-------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 10/31/97
$248.2 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Standard &-Poor's 500 Index
o Standard & Poor's Barra Growth Index
o Lipper Growth Funds Average

INVESTMENT ADVISER,
LARGE CAP GROWTH PORTFOLIO
(FORMERLY EQUITY PORTFOLIO)
Citibank, N.A.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

GRANT HOBSON
Vice President, Citibank, N.A.
RICHARD GOLDMAN
Vice President, Citibank, N.A.

Grant D. Hobson and Richard Goldman are the managers of the Portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

-------------------------------------------------------------------------------
THE PORTFOLIO MANAGERS RESPOND
-------------------------------------------------------------------------------

     Although stocks continued to advance, the market's leadership shifted during 1997 from large, multi-national companies to businesses that derive most of their revenues from domestic sources. This change, which was caused primarily by concerns over the effects of a strong U.S. dollar on overseas earnings, affected some of the globally dominant companies in which the Portfolio invests. As a result, some of the Fund's large-cap holdings, which had previously led the market's rise, "took a breather" and advanced less than the overall market.

     We have continued to maintain our positions in these well known, global business leaders because we believe that they represent some of the world's highest quality investments. At the same time, however, we sold some stocks that were not as attractive fundamentally as when we purchased them. We believe these moves positioned the Portfolio well, because we were able to shift assets to some of the market's top-performing sectors, such as the financial industry. The Portfolio's positions in financial stocks, such as banks and brokerage firms, benefitted from the combination of declining interest rates and active financial markets. The Portfolio also profited from its holdings in the retail industry, where we focused on specialty retailers with strong managements and rising market shares.

     In addition, the Portfolio benefitted from reduced exposure to certain market sectors. For example, we avoided electric utilities because of ongoing problems related to the deregulation of power providers.

-------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

"Globally dominant companies with recognizable consumer names have lagged the market recently, and although we're cautious due to our concerns about Asia, we believe their management strengths and market shares will provide them with upside potential in the long run."

"The Portfolio benefitted from our security selection strategy. We were overweighted in high-quality financial and retail stocks, and we avoided utilities and the more erratic sub-sectors within the technology industry."

"The Portfolio does best when quality does best. Over a full market cycle, we think that quality companies will outperform."

-------------------------------------------------------------------------------
STRATEGY AND OUTLOOK
-------------------------------------------------------------------------------

     Although we see no signs that positive economic conditions will end soon, we remain cautious in the wake of the late-October sell-off. We would not be surprised to see further declines if economic conditions change or if corporations fail to meet earnings growth expectations.

     In this environment, we are particularly aware of the importance of stock selection. We will continue to focus on companies with rising sales, visible and accelerating earnings, high returns on equity and strong balance sheets. This approach often leads us to the high-quality, global leaders that outperformed the market throughout most of the current expansion, but that have recently fallen out of favor. Our preference under any market conditions is to act according to an investment's prospects over a full market cycle rather than to its week-by-week or month-to-month fluctuations. Consequently, we intend to continue to emphasize the high-quality companies that have served the Portfolio well in the past.

-------------------------------------------------------------------------------
 LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
 BY THE NUMBERS
-------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 10/31/97)

-------------------------------------------------------------------------------

NAME                           INDUSTRY SECTOR               % OF NET ASSETS
General Electric Co.          Producer/Manufacturer                5.63%
Microsoft Corp.          Electronics/Technical Services            4.03%
Pfizer Inc.                Health Services/Technology              3.52%
Intel Corp.              Electronics/Technical Services            3.32%
Wal Mart Stores, Inc.             Retail Trade                     2.81%
Home Depot Inc.                   Retail Trade                     2.79%
Merck & Co. Inc.           Health Services/Technology              2.79%
Carnival Corp.                  Consumer Services                  2.75%
Eli Lilly & Company        Health Services/Technology              2.45%
Gillette Co.                  Consumer Non Durables                2.19%

CHANGES IN PORTFOLIO SECTORS
PORTFOLIO OF INVESTMENTS
AS OF 10/31/97

CASH/SHORT TERM/OTHER                             4%
CONSUMER                                         54%
INDUSTRIAL                                        2%
CAPITAL GOODS                                    28%
FINANCIAL                                        12%

 ...COMPARED TO 12/31/96

CASH/SHORT TERM/OTHER                             3%
CONSUMER                                         40%
INDUSTRIAL                                       14%
CAPITAL GOODS                                    28%
FINANCIAL                                        15%

-------------------------------------------------------------------------------
FUND DATA  ALL PERIODS ENDED OCTOBER 31, 1997

                                                                           TOTAL RETURNS
                                                        ---------------------------------------------------
                                                                          TEN MONTHS ENDED SINCE
                                                              ONE            FIVE     10/19/90
                                                          (NOTE 1F)**        YEAR       YEARS*    INCEPTION*
                                                        --------------      ------     ------     ---------
Landmark Equity Fund without Sales Charge..............      22.27%         24.83%     16.14%      16.57%
Lipper Growth Funds Average............................      21.73%         27.28%     17.28%      18.50%+
S&P 500 Index..........................................      25.31%         32.10%     19.85%      20.22%+
S&P Barra Growth Index.................................      27.94%         32.34%     19.20%      20.32%+
Landmark Equity Fund with Maximum Sales Charge of 4.75%      16.46%         18.90%     15.01%      15.76%

*  Average Annual Total Return.
** Not Annualized
+  From 10/31/90

30-Day SEC Yield            0.10%
Income Dividends Per Share $0.030
Capital Gain Distributions $1.127

IMPORTANT TAX INFORMATION
The Fund designates for income tax purposes $13,051,223 of its capital gains distribution as long-term capital gains.

-------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
-------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $28,018 with sales charge (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.


           Landmark      Landmark       Lipper          S&P          S&P
         Equity Fund    Equity Fund     Growth          500      Barra Growth
          - Without       - With         Funds         Index        Index
        sales charge    sales charge    Average      (unmanged)   (unmanged)
 ----------------------------------------------------------------------------
10/31/90   9,846.83      9,379.10      10,000.00      10,000.00    10,000.00
11/30/90  10,437.64      9,941.85      10,660.00      10,646.00    10,604.00
12/31/90  10,534.12     10,033.75      11,014.00      10,943.02    10,941.21
 1/31/91  10,996.43     10,474.10      11,690.00      11,420.14    11,396.36
 2/28/91  11,810.98     11,249.96      12,534.00      12,236.68    12,279.58
 3/31/91  11,888.03     11,323.35      12,938.00      12,532.81    12,743.75
 4/30/91  11,634.86     11,082.20      12,922.00      12,562.89    12,719.54
 5/31/91  12,427.40     11,837.09      13,456.00      13,104.35    13,200.34
 6/30/91  11,723.49     11,166.62      12,795.00      12,504.17    12,648.57
 7/31/91  12,411.80     11,822.24      13,430.00      13,086.86    13,325.27
 8/31/91  13,111.21     12,488.43      13,838.00      13,397.02    13,754.34
 9/30/91  12,667.14     12,065.45      13,712.00      13,173.29    13,453.12
10/31/91  12,955.78     12,340.38      13,993.00      13,349.81    13,617.25
11/30/91  12,400.69     11,811.66      13,435.00      12,811.81    13,270.01
12/31/91  13,771.77     13,117.61      14,921.00      14,277.49    15,139.75
 1/31/92  13,548.92     12,905.35      14,997.00      14,011.92    14,608.34
 2/29/92  13,883.19     13,223.74      15,208.00      14,194.08    14,694.53
 3/31/92  13,515.50     12,873.51      14,755.00      13,917.29    14,353.62
 4/30/92  13,571.21     12,926.58      14,656.00      14,326.46    14,505.77
 5/31/92  13,537.78     12,894.74      14,738.00      14,396.66    14,618.92
 6/30/92  13,106.19     12,483.65      14,309.00      14,182.15    14,316.31
 7/31/92  13,665.33     13,016.23      14,821.00      14,762.20    14,961.98
 8/31/92  13,285.12     12,654.07      14,499.00      14,459.58    14,789.92
 9/30/92  13,575.87     12,931.02      14,724.00      14,630.20    14,964.44
10/31/92  13,922.54     13,261.21      15,021.00      14,681.41    15,188.91
11/30/92  14,694.15     13,996.17      15,769.00      15,182.04    15,802.54
12/31/92  14,818.29     14,114.42      16,061.00      15,368.78    15,906.84
 1/31/93  14,896.70     14,189.10      16,259.00      15,497.88    15,735.05
 2/28/93  14,683.89     13,986.40      16,004.00      15,708.65    15,607.60
 3/31/93  15,535.13     14,797.21      16,447.00      16,040.10    15,827.67
 4/30/93  15,288.71     14,562.50      15,937.00      15,651.93    15,098.01
 5/31/93  15,725.53     14,978.57      16,516.00      16,071.40    15,635.50
 6/30/93  15,572.27     14,832.58      16,566.00      16,118.01    15,502.60
 7/31/93  15,370.47     14,640.37      16,526.00      16,053.54    15,183.25
 8/31/93  16,065.56     15,302.44      17,225.00      16,661.97    15,737.44
 9/30/93  16,110.40     15,345.16      17,401.00      16,534.17    15,496.66
10/31/93  16,334.62     15,558.73      17,643.00      16,876.43    16,073.14
11/30/93  16,132.82     15,366.52      17,297.00      16,716.10    16,061.89
12/31/93  16,635.43     15,845.25      17,797.00      16,918.37    16,174.32
 1/31/94  16,972.64     16,166.44      18,322.00      17,493.59    16,520.45
 2/28/94  16,702.87     15,909.49      18,036.00      17,019.52    16,224.73
 3/31/94  15,961.02     15,202.87      17,187.00      16,277.46    15,475.15
 4/30/94  16,253.27     15,481.24      17,244.00      16,485.82    15,544.79
 5/31/94  16,579.23     15,791.72      17,310.00      16,756.18    15,798.17
 6/30/94  16,103.44     15,338.53      16,727.00      16,345.66    15,461.67
 7/31/94  16,607.39     15,818.54      17,169.00      16,881.79    15,954.90
 8/31/94  17,019.71     16,211.28      17,955.00      17,573.95    16,806.89
 9/30/94  16,584.48     15,796.72      17,632.00      17,149.19    16,566.55
10/31/94  16,893.73     16,091.27      17,911.00      17,545.85    16,952.55
11/30/94  16,332.51     15,556.72      17,239.00      16,902.26    16,396.51
12/31/94  16,568.01     15,781.03      17,398.00      17,151.07    16,680.17
 1/31/95  16,673.54     15,881.54      17,520.00      17,595.28    17,093.84
 2/28/95  17,259.81     16,439.96      18,173.00      18,279.73    17,760.50
 3/31/95  17,681.92     16,842.03      18,678.00      18,818.99    18,318.18
 4/30/95  17,869.53     17,020.72      19,061.00      19,372.27    18,794.45
 5/31/95  18,444.07     17,567.98      19,616.00      20,145.22    19,467.29
 6/30/95  18,736.15     17,846.18      20,420.00      20,612.59    20,212.89
 7/31/95  19,327.94     18,409.86      21,372.00      21,294.86    20,857.68
 8/31/95  19,138.56     18,229.48      21,537.00      21,348.10    20,788.85
 9/30/95  19,718.52     18,781.89      22,157.00      22,248.99    21,815.82
10/31/95  19,777.70     18,838.26      21,825.00      22,168.90    21,990.35
11/30/95  20,842.93     19,852.89      22,585.00      23,139.89    22,782.00
12/31/95  21,132.21     20,128.43      22,664.00      23,586.49    23,039.44
 1/31/96  21,685.09     20,655.05      23,149.00      24,388.43    23,919.55
 2/29/96  21,820.24     20,783.78      23,672.00      24,615.25    24,137.22
 3/31/96  22,213.39     21,158.26      23,883.00      24,851.55    24,035.84
 4/30/96  22,385.40     21,322.09      24,669.00      25,216.87    24,504.54
 5/31/96  22,790.84     21,708.28      25,323.00      25,864.94    25,406.31
 6/30/96  23,042.20     21,947.70      24,958.00      25,963.23    25,723.89
 7/31/96  21,726.92     20,694.89      23,475.00      24,815.66    24,538.02
 8/31/96  22,310.11     21,250.38      24,304.00      25,339.27    24,901.18
 9/30/96  23,550.94     22,432.27      25,682.00      26,763.33    26,629.32
10/31/96  23,563.35     22,444.09      25,857.00      27,502.00    27,207.18
11/30/96  24,878.63     23,696.89      27,398.00      29,578.40    29,239.56
12/31/96  24,057.36     22,914.63      27,001.00      28,992.75    28,564.13
 1/31/97  25,481.03     24,270.68      28,381.00      30,801.90    30,800.70
 2/28/97  25,309.66     24,107.45      27,969.00      31,045.23    31,059.43
 3/31/97  23,978.27     22,839.30      26,646.00      29,772.38    29,584.73
 4/30/97  26,021.49     24,785.47      27,637.00      31,546.81    31,972.22
 5/31/97  27,313.34     26,015.96      29,682.00      33,474.32    33,868.17
 6/30/97  28,649.57     27,288.72      30,851.00      34,963.93    35,585.29
 7/31/97  30,653.23     29,197.20      33,446.00      37,743.56    38,403.64
 8/31/97  28,593.91     27,235.70      32,336.00      35,629.92    35,849.80
 9/30/97  29,929.69     28,508.03      34,134.00      37,578.88    37,678.14
10/31/97  29,414.86     28,017.65      32,840.00      36,323.74    36,544.03


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.
If the waivers were not in place, the fund's returns would have been lower.

-------------------------------------------------------------------------------
 LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997 (NOTE 1F)
-------------------------------------------------------------------------------

ASSETS:
Investment in Large Cap Growth Portfolio, at value (Note 1A).................................     $248,345,607
Receivable for shares of beneficial interest sold............................................           96,314
                                                                                                  ------------
    Total assets.............................................................................      248,441,921
                                                                                                  ------------
LIABILITIES:
Payable for shares of beneficial interest repurchased........................................          183,196
Payable to affiliates--Shareholder servicing agents' fee (Note 2B)...........................           54,459
Accrued expenses and other liabilities.......................................................           43,558
                                                                                                  ------------
    Total liabilities........................................................................          281,213
                                                                                                  ------------
NET ASSETS for 11,741,347 shares of beneficial interest outstanding..........................     $248,160,708
                                                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital..............................................................................     $152,430,607
Unrealized appreciation......................................................................       45,338,938
Accumulated net realized gain................................................................       50,255,883
Undistributed net investment income..........................................................          135,280
                                                                                                  ------------
    Total....................................................................................     $248,160,708
                                                                                                  ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST  ......................           $21.14
                                                                                                        ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($21.14/0.9525)...............           $22.19
                                                                                                        ======

See notes to financial statements

-------------------------------------------------------------------------------
LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                                             TEN MONTHS ENDED      YEAR ENDED
                                                                             OCTOBER 31, 1997     DECEMBER 31,
                                                                                 (NOTE 1F)            1996
                                                                              --------------       -----------
INVESTMENT INCOME (NOTE 1B):
Dividend Income from Large Cap Growth Portfolio............................   $ 2,144,141        $ 3,308,036
Interest Income from Large Cap Growth Portfolio............................       353,939            522,929
Other Income: Foreign Tax reclaims.........................................            --             26,953
Allocated Expenses from Large Cap Growth Portfolio.........................    (1,224,008)        (1,349,323)
                                                                              -----------        -----------
                                                                                1,274,072          2,508,595
                                                                              -----------        -----------
EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)...............................       509,037            561,584
Administrative fees (Note 2A)..............................................       508,746            561,584
Distribution fees (Note 3).................................................       305,247            336,950
Expense fees (Note 6)......................................................       203,592            224,619
                                                                              -----------        -----------
    Total expenses.........................................................     1,526,622          1,684,737
Less aggregate amount waived by Administrator and Distributor
  (Notes 2A and 3).........................................................      (610,379)          (673,900)
                                                                              -----------        -----------
     Net expenses..........................................................       916,243          1,010,837
                                                                              -----------        -----------
     Net investment income.................................................       357,829          1,497,758
                                                                              -----------        -----------
NET REALIZED AND UNREALIZED GAIN FROM LARGE CAP GROWTH PORTFOLIO:
Net realized gain..........................................................    46,948,909         26,516,316
Net change in unrealized appreciation......................................       934,665          1,062,588
                                                                              -----------        -----------
     Net realized and unrealized gain from Large Cap Growth Portfolio .....    47,883,574         27,578,904
                                                                              -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $48,241,403        $29,076,662
                                                                              ===========        ===========

See notes to financial statements

-------------------------------------------------------------------------------
LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               TEN MONTHS
                                                                  ENDED            YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31, 1997     ----------------------------
                                                                (NOTE 1F)           1996              1995
                                                             --------------       ---------         ---------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income................................         $    357,829     $  1,497,758      $  2,546,594
Net realized gain ...................................           46,948,909       26,516,316         7,372,648
Net change in unrealized appreciation................              934,665        1,062,588        37,840,071
                                                              ------------     ------------      ------------
  Net increase in net assets resulting from operations          48,241,403       29,076,662        47,759,313
                                                              ------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................             (347,415)      (1,433,073)       (2,534,653)
Net realized gain....................................          (13,051,223)     (14,330,626)       (6,988,138)
                                                              ------------     ------------      ------------
  Decrease in net assets from distributions to shareholders    (13,398,638)     (15,763,699)       (9,522,791)
                                                              ------------     ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares.....................            6,434,759       13,950,013         9,027,385
Net asset value of shares issued to shareholders
  from reinvestment of distributions.................           13,398,487       15,763,320         9,521,722
Cost of shares repurchased...........................          (35,469,550)     (27,800,567)      (27,032,148)
                                                              ------------     ------------      ------------
  Net increase (decrease) in net assets from
    transactions in shares of beneficial interest....          (15,636,304)       1,912,766        (8,483,041)
                                                              ------------     ------------      ------------
NET INCREASE IN NET ASSETS ..........................           19,206,461       15,225,729        29,753,481
NET ASSETS:
Beginning of period..................................          228,954,247      213,728,518       183,975,037
                                                              ------------     ------------      ------------
End of period (including undistributed net investment
  income of $135,280, $124,866 and $69,808 respectively)      $248,160,708     $228,954,247      $213,728,518
                                                              ============     ============      ============

See notes to financial statements

-------------------------------------------------------------------------------
LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                       TEN MONTHS ENDED               YEAR ENDED DECEMBER 31,
                                       OCTOBER 31, 1997  --------------------------------------------------
                                           (NOTE 1F)     1996       1995       1994++     1993++      1992++
                                            -------      ----       ----       ----       ----        ----
Net Asset Value, beginning of period.      $  18.25    $  17.20   $  14.13   $  14.80   $  13.23    $ 12.36
                                           --------    --------   --------   --------   --------    -------
Income From Operations:
Net investment income................         0.031       0.122      0.211      0.173      0.071**    0.065
Net realized and unrealized gain
  (loss) on investments..............         4.016       2.250      3.651     (0.245)     1.550**    0.868
                                           --------    --------   --------   --------   --------    -------
     Total from operations...........         4.047       2.372      3.862     (0.072)     1.621      0.933
                                           --------    --------   --------   --------   --------    -------
Less Distributions From:
  Net investment income..............        (0.030)     (0.118)    (0.210)    (0.169)    (0.051)    (0.063)
  Net realized gain on investments...        (1.127)     (1.204)    (0.582)    (0.429)        --         --
                                           --------    --------   --------   --------   --------    -------
      Total from distributions ......        (1.157)     (1.322)    (0.792)    (0.598)    (0.051)    (0.063)
                                           --------    --------   --------   --------   --------    -------
Net Asset Value, end of period.......      $  21.14    $  18.25   $  17.20   $  14.13   $  14.80    $ 13.23
                                           ========    ========   ========   ========   ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted) ..........................      $248,161    $228,954   $213,729   $183,975   $200,903    $10,973
Ratio of expenses to average net
  assets.............................         1.05%(A)*   1.05%(A)   1.05%(A)   1.05%(A)   1.07%      1.40%
Ratio of net investment income to
  average net assets.................         0.18%*      0.67%      1.30%      1.15%      0.52%      0.53%
Portfolio turnover(B)................            --          --         --         1%        23%        79%
Total return.........................        22.27%+     13.84%     27.55%    (0.41)%     12.26%      7.60%

    Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws for the year ended
    December 31, 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share     $ (0.023)   $  0.067   $  0.170   $  0.136   $ (0.029)** $(0.070)
  Ratios:
Expenses to average net assets.......         1.35%(A)*   1.35%(A)   1.30%(A)   1.29%(A)   1.37%      2.50%
Net investment income (loss) to
 average net assets..................       (0.12)%*      0.37%      1.05%      0.91%      0.21%     (0.57%)

  * Annualized.
 ** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Large Cap Growth Portfolio (formerly Equity Portfolio) allocated expenses for the periods subsequent to May 1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
  + Not Annualized.
 ++ On May 1, 1994 the fund began investing all of its investable assets in Equity Portfolio.

See notes to financial statements

-------------------------------------------------------------------------------
LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund currently invests all of its investable assets in Large Cap Growth Portfolio (the "Portfolio"), (formerly Equity Portfolio), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (76.4% at October 31, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the ten months ended October 31, 1997, the Fund reclassified $3,325,755 from paid-in capital to accumulated net realized gain on investments.

F. CHANGE IN FISCAL YEAR END -- During fiscal year 1997, the Fund changed its fiscal year end from December 31 to October 31.

G. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
(SEE NOTE 7)
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $508,746 of which $406,939 was voluntarily waived for the ten months ended October 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $509,037 for the ten months ended October 31, 1997.

(3) DISTRIBUTION FEES (SEE NOTE 7)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $305,247 of which $203,440 was voluntarily waived for the ten months ended October 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distributor has voluntarily agreed to waive this fee through October 31, 1997.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the ten months ended October 31, 1997 aggregated $5,915,837 and $36,114,618, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                             TEN MONTHS
                                                ENDED            YEAR ENDED
                                           OCTOBER 31, 1997      DECEMBER 31,
                                              (NOTE 1F)             1996
                                           ----------------      ------------
Shares sold............................       318,860              770,660
Shares issued to
 shareholders from reinvestment of
   distributions ......................       643,230              862,316
Shares repurchased.....................    (1,766,046)          (1,514,522)
                                           ----------           ----------
 Net increase (decrease)...............      (803,956)             118,454
                                           ==========           ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice. The Fund has agreed to pay LFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis, exceed an agreed upon rate, currently 1.05% of the Fund's average daily net assets.

(7) SUBSEQUENT EVENT
At a Special Meeting on October 24, 1997, the Shareholders of the Fund approved certain proposals to allow the assets of the Fund to be invested in one or more investment companies. Additionally, the shareholders approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan. These new agreements simplify and terminate the Fund's existing Administration, Distribution and Service Plan Agreements. Effective November 1, 1997, the Management fees and Service Plan fees may not exceed, on an annual basis, an amount equal to 0.30% and 0.25%, respectively, of the average daily net assets of the Fund.

-------------------------------------------------------------------------------
LANDMARK EQUITY FUND
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS II (THE TRUST): LANDMARK EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Equity Fund (the "Fund"), a series of Landmark Funds II, at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 10, 1997

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS  OCTOBER 31, 1997
-------------------------------------------------------------------------------

ISSUER                                  SHARES                 VALUE
-------------------------------------------------------------------------------

 COMMON STOCKS--96.3%
COMMERCIAL SERVICES - 1.7%
Interpublic Group Inc. .......         117,200             $  5,567,000
                                                           ------------
CONSUMER-NON DURABLES - 8.7%
Clorox Co. ...................          54,900                3,843,000
Coca-Cola Co. ................         104,700                5,915,550
Colgate-Palmolive Co. ........          73,100                4,733,225
Gillette Co. .................          79,900                7,116,094
Procter & Gamble Co. .........          97,700                6,643,600
                                                           ------------
                                                             28,251,469
                                                           ------------
CONSUMER SERVICES - 8.8%
Carnival Corp. ...............         183,900                8,919,150
Clear Channel
   Communications* ...........          77,000                5,082,000
Gannett Co. Inc. .............          76,900                4,042,055
Leggett & Platt Inc. .........         148,000                6,179,000
Mattel Inc. ..................         112,700                4,381,213
                                                           ------------
                                                             28,603,418
                                                           ------------
ELECTRONICS/TECHNICAL SERVICES - 15.8%
Adaptec Inc.* ................         100,500                4,867,969
Amp Inc. .....................         111,800                5,031,000
Applied Material Inc.* .......          68,500                2,286,187
Cisco Systems Inc.* ..........          74,500                6,111,328
Computer Associates
   International Inc. ........          78,900                5,882,981
Intel Corp. ..................         140,000               10,780,000
Microsoft Corp.* .............         100,600               13,078,000
Parametic Technology Corp.* ..          72,800                3,212,300
                                                           ------------
                                                             51,249,765
                                                           ------------
FINANCE - 12.4
American International
   Group Inc. ................          34,550             $  3,526,259
Chubb Corp. ..................          67,400                4,465,250
Federal National Mortgage
   Association ...............         146,000                7,071,875
Franklin Resources Inc. ......          50,600                4,547,675
Norwest Corp. ................         112,000                3,591,000
State Street Corp. ...........          77,900                4,342,925
Travelers Group Inc. .........          78,700                5,509,000
U.S. Bancorp .................          34,400                3,498,050
Zions Bancorp ................          94,100                3,658,138
                                                           ------------
                                                             40,210,172
                                                           ------------
HEALTH SERVICES/TECHNOLOGY - 20.7%
Abbott Laboratories ..........          82,200                5,039,888
Cardinal Health Inc. .........          67,200                4,989,600
Eli Lilly & Company ..........         118,800                7,944,750
Health Management
   Associates* ...............         225,900                5,506,312
Johnson & Johnson ............          84,400                4,842,450
Lincare Holdings Inc.* .......         118,600                6,359,925
Merck & Co. Inc. .............         101,400                9,049,950
Pfizer Inc. ..................         161,600               11,433,200
Schering Plough Corp. ........         108,400                6,077,175
Warner Lambert Co. ...........          42,000                6,013,875
                                                           ------------
                                                             67,257,125
                                                           ------------
INDUSTRIAL SERVICES - 1.4%
Schlumberger Ltd. ............          50,600                4,427,500
                                                           ------------
PRODUCER/MANUFACTURER - 10.3%
Deere & Co. ..................          56,000                2,947,000
General Electric Co. .........         283,500               18,303,469
Illinois Tool Works Inc. .....         116,500                5,730,344
Xerox Corp. ..................          80,900                6,416,381
                                                           ------------
                                                             33,397,194
                                                           ------------
RETAIL TRADE - 14.5%
Bed Bath and Beyond Inc.* ....         165,600                5,257,800
Consolidated Stores Corp.* ...         126,000                5,024,250
Cracker Barrel
   Old Country Store .........         133,700                3,944,150
Gap Stores ...................          80,900                4,302,869
Home Depot Inc. ..............         163,000                9,066,875
Kohls Corporation* ...........          77,900                5,229,038
Walgreen Co. .................         192,000                5,400,000
Wal Mart Stores Inc. .........         259,800                9,125,475
                                                           ------------
                                                             47,350,457
                                                           ------------
TRANSPORTATION - 2.0%
Southwest Airlines Co. .......         203,600                6,642,450
                                                           ------------
TOTAL COMMON STOCK
    (Identified Cost $260,460,317)                          312,956,550
                                                           ------------
SHORT-TERM OBLIGATIONS--4.4%
Fuji Repurchase Agreement                                    14,221,000
                                                           ------------
   5.72% due 11/03/97 proceeds
   at maturity $14,227,779
   (collateralized by $17,254,000
   U.S. Treasury Notes 8.50%
   due 11/15/00)

TOTAL INVESTMENTS
   (Identified Cost $274,681,317)      100.7%               327,177,550
Other Assets,
   Less Liabilities .....               (0.7)                (2,264,814)
                                       -----               ------------
Net Assets...............              100.0%              $324,912,736
                                       =====               ============

* Non income producing

See notes to financial statements

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  OCTOBER 31, 1997 (NOTE 1F)
-------------------------------------------------------------------------------

ASSETS:
Investments at value (Note 1A) (Identified Cost, $274,681,317)...  $327,177,550
Cash.............................................................           745
Dividends and interest receivable................................       194,639
Receivable for investments sold..................................     4,090,069
                                                                   ------------
    Total assets.................................................   331,463,003
                                                                   ------------
LIABILITIES:
Payable for investments purchased................................     6,380,045
Payable to affiliates--Investment advisory fees (Note 2).........       141,851
Accrued expenses and other liabilities...........................        28,371
                                                                   ------------
    Total liabilities............................................     6,550,267
                                                                   ------------
NET ASSETS ......................................................  $324,912,736
                                                                   ============
REPRESENTED BY:
Paid-in capital for beneficial interests.........................  $324,912,736
                                                                   ============

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                                             TEN MONTHS ENDED      YEAR ENDED
                                                                             OCTOBER 31, 1997     DECEMBER 31,
                                                                                 (NOTE 1F)            1996
                                                                              --------------       -----------
INVESTMENT INCOME:
Dividend income............................................................   $ 2,759,579        $ 4,073,000
Interest income............................................................       455,623            641,497
                                                                              -----------        -----------
  Total investment income..................................................     3,215,202          4,714,497
                                                                              -----------        -----------
EXPENSES:
Investment advisory fees (Note 2)..........................................     1,312,700          1,387,227
Administrative fees (Note 3)...............................................       131,270            138,723
Expense fees (Note 6)......................................................       131,237            138,757
                                                                              -----------        -----------
  Total expenses...........................................................     1,575,207          1,664,707
                                                                              -----------        -----------
  Net investment income....................................................     1,639,995          3,049,790
                                                                              -----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions.............................    60,297,277         28,518,761
 Net change in unrealized appreciation of investments......................     1,141,934          4,832,223
                                                                              -----------        -----------
   Net realized and unrealized gain on investments.........................    61,439,211         33,350,984
                                                                              -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................   $63,079,206        $36,400,774
                                                                              ===========        ===========

See notes to financial statements

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               TEN MONTHS
                                                                  ENDED            YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31, 1997    -----------------------------
                                                                (NOTE 1F)           1996              1995
                                                            ----------------   ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income................................         $  1,639,995     $  3,049,790      $  3,620,844
Net realized gain on investment transactions........            60,297,277       28,518,761         7,439,032
Net change in unrealized appreciation of investments.            1,141,934        4,832,223        41,047,263
                                                              ------------     ------------      ------------
    Net increase in net assets resulting from
       operations....................................           63,079,206       36,400,774        52,107,139
                                                              ------------     ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from contributions..........................           38,002,991       61,756,061        43,731,563
Value of withdrawals.................................          (64,731,733)     (55,752,909)      (36,365,840)
                                                              ------------     ------------      ------------
    Net increase (decrease) in net assets from
       capital transactions .........................          (26,728,742)       6,003,152         7,365,723
                                                              ------------     ------------      ------------
NET INCREASE IN NET ASSETS: .........................           36,350,464       42,403,926        59,472,862
NET ASSETS:
Beginning of period..................................          288,562,272      246,158,346       186,685,484
                                                              ------------     ------------      ------------
End of period........................................         $324,912,736     $288,562,272      $246,158,346
                                                              ============     ============      ============

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                               TEN MONTHS                                     MAY 1, 1994
                                                  ENDED          YEAR ENDED DECEMBER 31,     (COMMENCEMENT
                                            OCTOBER 31, 1997  -------------------------    OF OPERATIONS) TO
                                                (NOTE 1F)        1996           1995       DECEMBER 31, 1994
                                             --------------   ----------      ---------     ---------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)      $324,913        $288,562      $246,158          $186,685
Ratio of expenses to average net assets..         0.60%*          0.60%         0.60%             0.60%*
Ratio of net investment income to
   average net assets  ..................         0.62%*          1.10%         1.73%             1.81%
*
Portfolio turnover.......................          103%             90%           67%               35%
Average commission rate per share (A)....       $0.0578         $0.0585           N/A               N/A

   * Annualized
 (A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO) (SEE NOTE 8)
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Large Cap Growth Portfolio (the "Portfolio"), (formerly Equity Portfolio), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

E. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

F. CHANGE IN FISCAL YEAR END -- During the fiscal year 1997, the Portfolio changed its fiscal year end from December 31 to October 31.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES (SEE NOTE 8)
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,312,700 for the ten months ended October 31, 1997. The investment advisory fees are computed at the annual rate of 0.50% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES (SEE NOTE 8)
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $131,270 for the ten months ended October 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $342,476,668 and $310,865,099, respectively, for the ten months ended October 31, 1997.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost......................   $274,833,623
                                       ============
Gross unrealized appreciation.......   $ 57,608,702
Gross unrealized depreciation.......     (5,264,775)
                                       ------------
Net unrealized appreciation.........   $ 52,343,927
                                       ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.60% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the ten months ended October 31, 1997, the commitment fee allocated to the Portfolio was $1,249. Since the line of credit was established, there have been no borrowings.

(8) SUBSEQUENT EVENT
Effective November 1, 1997, the Portfolio changed its name from Equity Portfolio to Large Cap Growth Portfolio. In addition, at a Special Meeting on October 24, 1997, the Investors in the Portfolio approved a new Management Agreement, which became effective November 1, 1997. Under the new Management Agreement, Citibank will be responsible for the overall management of the Portfolio's business affairs, and will provide investment advisory, as well as administrative services, including the provision of general office facilities and supervision of the overall administration of the Portfolio. The existing Investment Advisory and Administration Agreement has been terminated. For these services, the Portfolio will pay Citibank management fees equal to an annual rate of 0.60% of the Portfolio's average daily net assets.

-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO (FORMERLY EQUITY PORTFOLIO)
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, LARGE CAP GROWTH PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Large Cap Growth Portfolio (the "Portfolio", formerly Equity Portfolio), a series of The Premium Portfolios, as at October 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at October 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
December 10, 1997

-------------------------------------------------------------------------------
SHAREHOLDER
SERVICING AGENTS
-------------------------------------------------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other States, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|_|---------------------------------------

INVESTMENT ADVISER
(OF SMALL CAP GROWTH PORTFOLIO
FORMERLY SMALL CAP EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

--------------------------------------|_|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/SC/A/97                              Printed on Recycled Paper [Recycle Logo]


[Logo] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.


          LANDMARK
          SMALL CAP
          EQUITY FUND


          ANNUAL
          REPORT
          October 31, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     After underperforming large-capitalization, blue-chip stocks since the fourth quarter of 1994, small-cap stocks appear to have resumed their market-leadership position. In the third quarter of 1997 alone, small-cap stocks produced absolute returns approaching 15%. As this report explains in greater detail, this is primarily the result of a shift in investor sentiment and assets from large-cap stocks to the securities of smaller capitalization companies.

     During the period, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark Small Cap Equity Fund to achieve its investment objective: long-term capital growth. Through its investment in Small Cap Equity Portfolio, the Fund participated primarily in the ownership of common stocks issued by domestic companies with market capitalizations of $750 million or less.

     This report reviews the Fund's investment activities and performance during the ten-month period ended October 31, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. small-capitalization stock market. We are sending you this Annual Report as of October 31 because the fiscal year-end date of the Fund has been changed from December 31 to October
31. From this point forward, you will receive shareholder reports for the Fund every six months, dated April 30 and October 31 of each year.

     In addition to the fiscal year-end change, the Fund held a Special Meeting of Shareholders in October to consider certain proposals seeking increased flexibility to invest in more than one investment company, consistent with the Fund's investment objectives. Shareholders were also asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit these changes. Also considered were proposals to approve a Service Plan pursuant to Rule 12b-1 under the federal Investment Company Act of 1940, to authorize certain technical amendments to the Fund's investment restrictions and to approve selection of the Fund's accountants. All proposals were approved by shareholders. Furthermore, as of November 1, 1997, the name of Small Cap Equity Portfolio was changed to Small Cap Growth Portfolio.

     On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    November 18, 1997

Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested

TABLE OF CONTENTS

1    A Letter To Our Shareholders
--------------------------------------------------------------------------------
2    Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Portfolio Manager
3    The Portfolio Manager Responds
     Quotes From The Portfolio Manager
--------------------------------------------------------------------------------
     Strategy And Outlook
4    Small Cap Equity Portfolio
      By The Numbers
--------------------------------------------------------------------------------
5    Fund Data
     Performance Highlights

LANDMARK SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
6     Statement of Assets and Liabilities
--------------------------------------------------------------------------------
7     Statement of Operations
8     Statement of Changes in Net Assets
--------------------------------------------------------------------------------
9     Financial Highlights
--------------------------------------------------------------------------------
10    Notes to Financial Statements
--------------------------------------------------------------------------------
12    Independent Auditors' Report
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
(FORMERLY SMALL CAP EQUITY PORTFOLIO)
--------------------------------------------------------------------------------
13    Portfolio of Investments
--------------------------------------------------------------------------------
15    Statement of Assets and Liabilities
      Statement of Operations
--------------------------------------------------------------------------------
16    Statement of Changes in Net Assets
      Financial Highlights
--------------------------------------------------------------------------------
17    Notes to Financial Statements
--------------------------------------------------------------------------------
19    Independent Auditors' Report

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT
--------------------------------------------------------------------------------

   Small-capitalization stocks began 1997 with relatively poor performance. This was the result of several factors, including investors' preference for large-cap stocks with visible earnings growth and the issuance of an inordinately large number of initial public offerings, which diverted some investors' assets from existing investments in small-cap stocks. When investors became concerned that the U.S. economy was growing too quickly early in the year and that inflationary pressures might increase, many small-cap stocks declined sharply.

   In the second half of the year, with strong second quarter earnings reports for smaller companies, small-cap stocks started to outperform large-cap stocks. A strong U.S. dollar coupled with a higher earnings picture and attractive valuations enabled the small cap indices to reach new record highs. Many investors shifted assets from large-cap stocks to small-cap stocks when they became concerned that the largest multinational corporations' overseas earnings may suffer because of a strong U.S. dollar. This trend of small-cap outperformance continued through October as investors have sought to take advantage of the superior growth potential the small-cap market has historically provided.

   While it may be too early to proclaim a clear shift of market leadership to small-cap stocks, positive fundamentals remain in place. Earnings growth has accelerated for smaller companies, the stronger U.S. dollar constrains earnings of large-cap multinationals, and some large global growth companies have warned that their profits may not meet analysts' expectations. Barring other developments, the stage appears to be set for a period of excellent performance for small-cap growth companies. Of course, investors should be aware that small-cap stocks may have more risks and may be subject to greater fluctuations in value than securities of larger capitalization companies.

--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS                 CAPITAL GAINS
June 21, 1995                              Distributed annually, if any

NET ASSETS AS OF 10/31/97                  BENCHMARK
$25.8 million                              o Lipper Small Company Growth Funds
                                             Average
FUND OBJECTIVE                             o Russell 2000(R) Index
Long-term capital growth; dividend         o Russell 2000 Growth Index
income, if any, is incidental to this
investment objective.                      INVESTMENT ADVISER,
                                           SMALL CAP GROWTH PORTFOLIO
DIVIDENDS                                  (FORMERLY SMALL CAP EQUITY PORTFOLIO)
Paid semi-annually, if any                 Citibank, N.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER
--------------------------------------------------------------------------------

LINDA J. INTINI
Vice President, Citibank, N.A.

Linda J. Intini has managed the Portfolio since February 24, 1997. Ms. Intini has over ten years of experience specializing in the management of small cap equities, including over $750 million of Citibank's small cap portfolios for trusts, individuals and institutions. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

   When small-cap stocks experienced difficulties early in the year, we took advantage of the opportunity to buy the stocks of fast-growing companies at attractive prices. We sharpened our focus on growth companies, selling some holdings that may have been more attractive from a value perspective than from an earnings-growth standpoint. We used the proceeds from those sales to invest in several companies that met our criteria for management strength, market leadership and growth potential. We also increased the average market capitalization of the companies in the Portfolio from approximately $350 million to about $570 million, and we increased the number of holdings in the Portfolio for greater diversification.

   By maintaining our investment discipline during these times, we were able to position the Portfolio for the rally to come. We found particularly compelling opportunities in financial companies, which we believed would benefit from the continuation of low inflation and declining interest rates. In fact, the financial sector has ranked among the top performers in the Russell 2000, an unmanaged index of small-capitalization stocks. In addition, some of our existing positions in the health care stocks have done quite well as this market sector benefitted from renewed investor interest. Similarly, our technology holdings, particularly among microchip manufacturers and networking companies, have provided healthy returns.

--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

"After three years of underperformance, market dynamics are in place for a cycle of outperformance for small-cap stocks."

"Small-cap stock valuations remain inexpensive relative to larger cap stocks, which should help support a sustained rally."

"We continue to find opportunities to buy quality growth companies at attractive prices."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

   We remain quite optimistic regarding the potential of the small-cap market. We expect the economy to remain on its present low-inflation, moderate-growth course. The U.S. dollar should remain strong relative to other currencies, which should support continued investor interest in small companies that are able to produce higher levels of earnings growth than large, multi-national companies whose overseas earnings may be eroded.

   In addition, recent changes in the tax laws should benefit small-cap investments. The reduction of the maximum long-term capital gains rate from 28% to 20% is expected to produce greater demand for pure growth companies -- those that provide virtually all of their returns as price appreciation -- than for larger companies that pay dividends which are taxable as regular income.

   Investors, having received above average returns in the large cap market over the last few years, may now turn to small cap stocks which could offer the greatest opportunities for investment gains in the months ahead.

--------------------------------------------------------------------------------
 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 BY THE NUMBERS
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 10/31/97)
--------------------------------------------------------------------------------

NAME                                         INDUSTRY SECTOR    % OF NET ASSETS
Snyder Communications Inc. ...........      Commercial Services       2.88%
Suiza Foods Corp. ....................     Consumer Non-Durables      2.58%
Suburban Lodges of America Inc. ......       Consumer Services        2.48%
Heftel Broadcasting Corp. ............       Consumer Services        2.46%
Premier Parks Inc. ...................       Consumer Services        2.45%
Central Parking Corp. ................       Consumer Services        2.45%
Sirrom Capital Corp. .................            Finance             2.41%
Parexel International Corp. ..........   Health Services/Technology   2.40%
Executive Risk Inc. ..................            Finance             2.39%
Lamar Advertising Co. ................      Commercial Services       2.39%

CHANGES IN PORTFOLIO SECTORS
Portfolio of investments
as of 10/31/97

Cash/Short Term/Other ...     3%
Consumer ................    57%
Industrial ..............    13%
Capital Goods ...........    17%
Financial ...............    10%

 ...Compared to 12/31/96

Cash/Short Term/Other ...     5%
Consumer ................    43%
Industrial ..............     6%
Capital Goods ...........    30%
Financial ...............    16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND DATA All Periods Ended October 31, 1997
--------------------------------------------------------------------------------

                                                                               TOTAL RETURNS
                                                                 -------------------------------------------
                                                                    TEN MONTHS
                                                                       ENDED                       SINCE
                                                                 OCTOBER 31, 1997    ONE          6/21/95
                                                                    (NOTE 1F)**      YEAR        INCEPTION*
                                                                  --------------     ------      -----------
Landmark Small Cap Equity Fund without Sales Charges ............     17.05%         16.32%         43.15%
Lipper Small Company Growth Funds Average .......................     21.40%         26.45%         23.74%+
Russell 2000(R)Index ............................................     21.04%         29.33%         21.70%+
Russell 2000 Growth Index .......................................     15.53%         21.06%         17.30%+
Landmark Small Cap Equity Fund with Maximum Sales Charge of 4.75%     11.49%         10.79%         40.23%

*  Average Annualized Total Return
** Not Annualized
+  From 6/30/95

Capital Gain Distribution    $0.068

IMPORTANT TAX INFORMATION
The Fund designates for income tax purposes $88,390 of its capital gains distribution as long-term capital gains.

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $22,243 with sales charge (as of 10/31/97). The graph shows how the Fund compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                LANDMARK
                SMALL CAP   LANDMARK
                 EQUITY     SMALL CAP  LIPPER SMALL
                 FUND -      EQUITY      COMPANY
                 WITHOUT   FUND - WITH    GROWTH     RUSSELL 2000  RUSSELL 2000
                  SALES       SALES        FUNDS        INDEX      GROWTH INDEX
                  CHARGE      CHARGE      AVERAGE     (UNMANAGED)   (UNMANAGED)
                --------   ----------- ------------  ------------  ------------
  6/30/95         10,050       9,573       10,000        10,000       10,000
  7/31/95         10,970      10,449       10,748        10,576       10,779
  8/31/95         11,640      11,087       10,925        10,795       10,912
  9/30/95         12,000      11,430       11,188        10,988       11,136
 10/31/95         11,980      11,411       10,812        10,497       10,588
 11/30/95         13,550      12,906       11,212        10,938       11,055
 12/31/95         14,478      13,790       11,375        11,227       11,301
  1/31/96         14,842      14,137       11,295        11,214       11,207
  2/29/96         16,297      15,523       11,763        11,564       11,718
  3/31/96         17,126      16,313       12,077        11,800       11,950
  4/30/96         19,199      18,287       12,980        12,431       12,868
  5/31/96         20,584      19,606       13,547        12,921       13,528
  6/30/96         19,963      19,015       13,023        12,390       12,649
  7/31/96         17,674      16,835       11,903        11,308       11,104
  8/31/96         19,870      18,927       12,624        11,965       11,926
  9/30/96         20,712      19,728       13,265        12,433       12,540
 10/31/96         20,076      19,122       13,000        12,242       12,000
 11/30/96         20,445      19,474       13,378        12,746       12,333
 12/31/96         19,950      19,002       13,582        13,080       12,574
  1/31/97         20,804      19,816       13,929        13,342       12,878
  2/28/97         19,599      18,668       13,333        13,019       12,100
  3/31/97         18,416      17,541       12,634        12,404       11,246
  4/30/97         17,868      17,019       12,538        12,439       11,115
  5/31/97         20,497      19,524       14,062        13,822       12,786
  6/30/97         21,615      20,588       14,804        14,415       13,220
  7/31/97         22,352      21,290       15,727        15,086       13,896
  8/31/97         22,681      21,604       16,014        15,431       14,313
  9/30/97         24,627      23,458       17,228        16,663       15,456
 10/31/97         23,352      22,243       16,463        15,931       14,527

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.
If the waivers were not in place, the fund's returns would have been lower.

--------------------------------------------------------------------------------------------
 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES October 31, 1997 (Note 1F)
--------------------------------------------------------------------------------------------

ASSETS:

Investment in Small Cap Growth Portfolio, at value (Note 1A) .................   $26,089,065
Receivable for shares of beneficial interest sold ............................        11,441
Receivable from the Administrator ............................................        59,550
                                                                                 -----------
 Total assets ................................................................    26,160,056
                                                                                 -----------

LIABILITIES:

Payable for shares of beneficial interest repurchased ........................       319,481
Payable to affiliates - Shareholder servicing agents' fees (Note 2B) .........         5,855
Accrued expenses and other liabilities .......................................        35,415
                                                                                 -----------
 Total liabilities ...........................................................       360,751
                                                                                 -----------
NET ASSETS for 1,214,393 shares of beneficial interest outstanding ...........   $25,799,305
                                                                                 ===========

NET ASSETS CONSIST OF:

Paid-in capital ..............................................................   $18,672,341
Unrealized appreciation ......................................................     6,119,193
Accumulated net realized gain ................................................     1,007,771
                                                                                 -----------
 Total .......................................................................   $25,799,305
                                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST ........        $21.24
                                                                                      ======
COMPUTATION OF OFFERING PRICE:

Maximum Offering Price per share based on a 4.75% sales charge ($21.24/0.9525)        $22.30
                                                                                      ======

See notes to financial statements

-----------------------------------------------------------------------------------------------------------
 Landmark Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------

                                                                             TEN MONTHS ENDED    YEAR ENDED
                                                                             OCTOBER 31, 1997   DECEMBER 31,
                                                                                 (NOTE 1F)         1996
                                                                             ----------------    ----------
INVESTMENT INCOME/LOSS (Note 1B):
Dividend Income from Small Cap Growth Portfolio .............................   $    65,945    $    61,549
Interest Income from Small Cap Growth Portfolio .............................        35,958         58,104
Allocated Expenses from Small Cap Growth Portfolio ..........................      (178,701)       (88,233)
                                                                                -----------    -----------
                                                                                    (76,798)        31,420
                                                                                -----------    -----------

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ................................        52,561         39,957
Administrative fees (Note 2A) ...............................................        52,561         39,957
Distribution fees (Note 3) ..................................................        31,537         23,974
Shareholder reports .........................................................        18,588         10,817
Auditing fees ...............................................................        13,500         16,100
Transfer agent fees .........................................................        13,000         12,000
Legal fees ..................................................................         9,987          5,853
Trustees fees ...............................................................         8,516          5,251
Custodian fees ..............................................................         7,500          3,750
Registration fees ...........................................................         3,340          2,035
Miscellaneous ...............................................................         5,069          2,943
                                                                                -----------    -----------

 Total expenses .............................................................       216,159        162,637

Less expenses assumed by the Administrator (Note 6) .........................       (26,930)       (32,620)
Less aggregate amount waived by Administrator and Distributor (Note 2A and 3)       (84,098)       (77,762)
                                                                                -----------    -----------

 Net expenses ...............................................................       105,131         52,255
                                                                                -----------    -----------
 Net investment loss ........................................................      (181,929)       (20,835)
                                                                                -----------    -----------

NET REALIZED AND UNREALIZED GAIN FROM SMALL CAP GROWTH PORTFOLIO:
Net realized gain ...........................................................       299,622      1,458,685
Net change in unrealized appreciation .......................................     3,648,039      1,745,364
                                                                                -----------    -----------
 Net realized and unrealized gain from Small Cap Growth Portfolio ...........     3,947,661      3,204,049
                                                                                -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   $ 3,765,732    $ 3,183,214
                                                                                ===========    ===========

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------
 Landmark Small Cap Equity Fund
-------------------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------

                                                                                                     JUNE 21, 1995
                                                           TEN MONTHS ENDED                        (COMMENCEMENT OF
                                                           OCTOBER 31, 1997        YEAR ENDED       OPERATIONS) TO
                                                               (NOTE 1F)       DECEMBER 31, 1996  DECEMBER 31, 1995
                                                           ----------------    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment gain/(loss) ...............................   $   (181,929)       $    (20,835)       $    16,583
Net realized gain ........................................        299,622           1,458,685            288,370
Net change in unrealized appreciation ....................      3,648,039           1,745,364            725,790
                                                             ------------        ------------        -----------
 Net increase in net assets resulting from operations ....      3,765,732           3,183,214          1,030,743
                                                             ------------        ------------        -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ....................................           --                  --              (16,583)
Net realized gain ........................................        (88,390)         (1,756,057)           (34,115)
                                                             ------------        ------------        -----------
 Decrease in net assets from distributions to shareholders        (88,390)         (1,756,057)           (50,698)
                                                             ------------        ------------        -----------

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST (Note 5):
Net proceeds from sale of shares .........................      5,626,760          20,246,660          4,202,811
Net asset value of shares issued to shareholders
 from reinvestment of distributions ......................         86,659           1,743,625             51,172
Cost of shares repurchased ...............................     (7,902,725)         (4,253,714)           (86,487)
                                                             ------------        ------------        -----------
Net increase (decrease) in net assets from transactions in
 shares of beneficial interest ...........................     (2,189,306)         17,736,571          4,167,496
                                                             ------------        ------------        -----------

NET INCREASE IN NET ASSETS ...............................      1,488,036          19,163,728          5,147,541

NET ASSETS:
Beginning of period ......................................     24,311,269           5,147,541               --
                                                             ------------        ------------        -----------
End of period (undistributed net investment
 income of $0, $0 and $0 respectively) ...................   $ 25,799,305        $ 24,311,269        $ 5,147,541
                                                             ============        ============        ===========

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
 Landmark Small Cap Equity Fund
------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               JUNE 21, 1995
                                                                         TEN MONTHS ENDED                    (COMMENCEMENT OF
                                                                         OCTOBER 31, 1997     YEAR ENDED      OPERATIONS) TO
                                                                             (NOTE 1F)    DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                         ---------------- -----------------  -----------------
Net Asset Value, beginning of period ...................................      $ 18.21          $ 14.32             $10.00
                                                                              -------          -------             ------
Income From Operations:
Net investment income (loss) ...........................................       (0.138)(+)       (0.016)              0.05
Net realized and unrealized gain .......................................        3.236(+)         5.407               4.42
                                                                              -------          -------             ------
 Total from investment operations ......................................        3.098            5.391               4.47
                                                                              -------          -------             ------

Less Distributions From:
 Net investment income .................................................         --               --                (0.05)
 Net realized gain .....................................................       (0.068)          (1.501)             (0.10)
                                                                              -------          -------             ------
 Total from distributions ..............................................       (0.068)          (1.501)             (0.15)
                                                                              -------          -------             ------
Net Asset Value, end of period .........................................      $ 21.24          $ 18.21             $14.32
                                                                              =======          =======             ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ..............................      $25,799          $24,311             $5,148
Ratio of expenses to average net assets (A) ............................        1.35%*           0.88%                 0%
Ratio of net investment income (loss) to average net assets ............        (0.87)%*         (0.13)%            1.21%*
Total return ...........................................................       17.05%**         37.80%             44.78%**

Note: If Agents of the Fund and Agents of Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio) had not voluntarily waived a portion of their fees, assumed Fund expenses for the periods indicated and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share ..........................................      $(0.252)(+)      $(0.133)            $0.288)
Ratios:
Expenses to average net assets (A) .....................................         2.06%*          1.83%               2.50%*
Net investment loss to average net assets ..............................        (1.58)%*         (1.08)%            (1.29)%*
** Annualized
** Not Annualized
 + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A)Includes the Fund's share of Small Cap Growth Portfolio (formerly Small Cap
   Equity Portfolio) allocated expenses for the periods indicated.

See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Small Cap Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Small Cap Growth Portfolio (the "Portfolio"), (formerly Small Cap Equity Portfolio), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (52.6% at October 31, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the ten months ended October 31, 1997, the Fund reclassified $181,929 to undistributed net investment income, $796,539 to accumulated net gain on investments and $978,468 from paid-in-capital.

F. CHANGE IN FISCAL YEAR END -- During fiscal year 1997, the Fund changed its fiscal year end from December 31 to October 31.

G. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN (SEE NOTE 7) The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $52,561, all of which was voluntarily waived for the ten months ended October 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $52,561 for the ten months ended October 31, 1997.

(3) DISTRIBUTION FEES (SEE NOTE 7)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $31,537, all of which was voluntarily waived for the ten months ended October 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distributor has voluntarily agreed to waive this fee through October 31, 1997.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the period aggregated $5,362,237 and $7,486,823, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                   TEN MONTHS
                                                      ENDED         YEAR ENDED
                                                OCTOBER 31, 1997    DECEMBER 31,
                                                    (NOTE 1F)           1996
                                                ----------------    ------------
Shares sold ................................         295,369          1,099,302
Shares issued to shareholders from
 reinvestment of distributions .............           4,540             96,298
Shares repurchased .........................        (420,429)          (220,253)
                                                    --------         ----------
Net increase (decrease) ....................        (120,520)           975,347
                                                    ========         ==========
(6) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the ten months ended October 31, 1997, which amounted to $26,930.

(7) SUBSEQUENT EVENT
At a Special Meeting on October 24, 1997, the Shareholders of the Fund approved a certain proposals to allow the assets of the Fund to be invested in one or more investment companies. Additionally, the shareholders approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan. These new agreements simplify and terminate the Fund's existing Administration, Distribution and Service Plan Agreements. Effective November 1, 1997, the Management fees and Service Plan fees may not exceed, on an annual basis, an amount equal to 0.35% and 0.30%, respectively, of the average daily net assets of the Fund.


 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS II (THE TRUST):
  LANDMARK SMALL CAP EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Small Cap Equity Fund (the "Fund"), a series of Landmark Funds II, at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS October 31, 1997
--------------------------------------------------------------------------------

ISSUER                                                SHARES          VALUE
--------------------------------------------------------------------------------

 COMMON STOCKS--97.6%

COMMERCIAL SERVICES - 22.5%
Abacus Direct Corp.* ..........................        25,400       $   933,450
AHL Services Inc. .............................         8,160           145,860
Intelliquest Information Group* ...............        26,800           455,600
ITEQ Inc.* ....................................        39,430           492,875
Lamar Advertising Co.* ........................        34,980         1,184,947
Metro Networks Inc.* ..........................        17,910           555,210
NFO Research Inc.* ............................        56,580         1,018,440
Probusiness Services Inc.* ....................        17,800           356,000
Profit Recovery Group
 International* ...............................        34,300           535,938
Registry Inc.* ................................        21,260           882,290
Rental Services Corp.* ........................        42,730         1,143,028
Snyder Communications Inc.* ...................        48,400         1,427,800
Whittman-Hart Inc.* ...........................        33,980           985,420
Wilmar Industries Inc.* .......................        39,510         1,037,138
                                                                    -----------
                                                                     11,153,996
                                                                    -----------
COMMODITIES & PROCESSING - 3.7%
Om Group Inc. .................................        27,120         1,023,780
Synthetic Industries Inc.* ....................        28,290           792,120
                                                                    -----------
                                                                      1,815,900
                                                                    -----------
CONSUMER DURABLES - 1.4%
Tower Automotive* .............................        16,680           698,475
                                                                    -----------
CONSUMER NON-DURABLES - 5.0%
General Cigar Holdings Inc.* ..................        16,400           474,575
Performance Food Group Co.* ...................        38,200           706,700
Suiza Foods Corp.* ............................        25,400         1,279,525
                                                                    -----------
                                                                      2,460,800
                                                                    -----------
CONSUMER SERVICES - 11.0%
Central Parking Corp. .........................        22,200         1,212,675
Gray Communication Systems Inc. ...............        23,400           583,537
Heftel Broadcasting Corp.* ....................        18,340         1,219,610
Premier Parks Inc.* ...........................        30,330         1,213,200
Suburban Lodges America Inc.* .................        49,610         1,227,848
                                                                    -----------
                                                                      5,456,870
                                                                    -----------
ELECTRONICS/TECHNOLOGICAL SERVICES - 13.1%
Claremont Technology
 Group Inc.* ..................................        25,020           553,568
ETEC Systems Inc.* ............................        12,800           571,200
E Trade Group Inc.* ...........................        14,690           453,554
Harbinger Corp.* ..............................        17,200           511,700
Imnet Systems Inc.* ...........................        28,300           516,475
Inacom Corp.* .................................        15,150           466,809
Lernout and Hauspie Speech
 Products* ....................................        18,300           887,550
QAD Inc.* .....................................        46,400           655,400
Sipex Corp.* ..................................        23,660           777,823
Speedfam International Inc. ...................         7,800           289,575
Xionics Document Technologies* ................        53,450           815,113
                                                                    -----------
                                                                      6,498,767
                                                                    -----------
ENERGY/MINERAL - 7.1%
Dawson Production Services Inc.* ..............        27,600           669,300
Forcenergy Gas Exploration* ...................        31,270         1,020,184
Key Energy Group Inc.* ........................        24,700           774,962
Lomak Petroleum Inc. ..........................        57,340         1,064,374
                                                                    -----------
                                                                      3,528,820
                                                                    -----------
FINANCE - 10.3%
Allied Group ..................................        22,620         1,068,795
Executive Risk Inc. ...........................        18,030         1,187,726
Metris Companies Inc. .........................        21,430           905,417
Sirrom Capital Corp. ..........................        23,760         1,196,910
WestAmerica Bancorp ...........................         8,510           748,880
                                                                    -----------
                                                                      5,107,728
                                                                    -----------
HEALTH SERVICES/TECHNOLOGY - 11.5%
Concentrate Managed Care Inc.* ................        27,760       $   905,670
Henry Schein Inc.* ............................        29,080           956,005
Human Genome Sciences Inc.* ...................        23,480           962,680
Parexel International Corp.* ..................        32,900         1,188,512
Renal Treatment Centers* ......................        30,140         1,000,271
Viropharma Inc.* ..............................        30,600           673,200
                                                                    -----------
                                                                      5,686,338
                                                                    -----------
MISCELLANEOUS - 0.9%
American Disposal Services Inc. ...............        13,300           468,825
                                                                    -----------

PRODUCER MANUFACTURING - 3.0%
Hardinge Brothers Inc. ........................        31,100         1,061,287
Miller Industries Inc./Tenn.* .................        45,230           457,954
                                                                    -----------
                                                                      1,519,241
                                                                    -----------
RETAIL TRADE - 5.3%
CDW Computer Centers Inc.* ....................        15,590           966,580
Men's Wearhouse Inc.* .........................        24,260           940,075
Wholesale Foods Market Inc.* ..................        18,900           741,825
                                                                    -----------
                                                                      2,648,480
                                                                    -----------
TRANSPORTATION - 2.8%
Eagle USA Airfreight Inc.* ....................        30,790           931,397
Hub Group Inc.* ...............................        14,600           445,300
                                                                    -----------
                                                                      1,376,697
                                                                    -----------
TOTAL COMMON STOCK
 (Identified Cost $39,977,533) ..................................    48,420,937
                                                                    -----------
 SHORT-TERM--3.1%

State Street Bank Repurchase Agreement 4.00%
 due 11/03/97 proceeds at maturity
 $1,544,642 (collateralized by $1,580,000
 U.S. Treasury Note 5.25% due 1/31/01) ..........................   $ 1,544,000
                                                                    -----------

TOTAL INVESTMENTS
 (Identified Cost $41,521,533) ................         100.7%       49,964,937
OTHER ASSETS
 LESS LIABILITIES .............................          (0.7)         (366,920)
                                                       ------       -----------
NET ASSETS ....................................         100.0%      $49,598,017
                                                       ======       ===========
* Non income producing securities.

See notes to financial statements

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES October 31, 1997

ASSETS:
Investments at value (Note 1A) (Identified Cost, $41,521,533) ...  $49,964,937
Cash ............................................................          624
Receivable for securities sold ..................................       75,335
Dividend and interest receivable ................................       14,129
                                                                   -----------
 Total assets ...................................................   50,055,025
                                                                   -----------
LIABILITIES:
Payable for investments purchased ...............................      394,160
Payable to affiliates - Investment advisory fees (Note 2) .......       33,607
Accrued expenses and other liabilities ..........................       29,241
                                                                   -----------
 Total liabilities ..............................................      457,008
                                                                   -----------
NET ASSETS ......................................................  $49,598,017
                                                                   ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ........................  $49,598,017
                                                                   ===========

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

                                                 TEN MONTHS ENDED    YEAR ENDED
                                                 OCTOBER 31, 1997   DECEMBER 31,
                                                    (NOTE 1F)           1996
                                                  --------------     -----------
INVESTMENT INCOME:
  Dividend income ..............................   $ 118,059          $ 75,339
  Interest income ..............................      64,937            73,749
                                                     -------           -------
                                                     182,996           149,088
                                                     -------           -------
EXPENSES:
Investment advisory fees (Note 2) ..............     284,285           147,259
Custodian fees .................................      58,867            31,705
Auditing fees ..................................      22,700            28,800
Administrative fees (Note 3) ...................      18,952             9,817
Legal fees .....................................       4,199             5,853
Trustee fees ...................................       1,847             5,001
Miscellaneous ..................................       1,538             2,022
                                                  ----------        ----------
  Total expenses ...............................     392,388           230,457
Less aggregate amount waived by Investment
   Adviser and Administrator (Notes 2 and 3) ...     (70,133)         (109,905)
                                                  ----------        ----------
  Net expenses .................................     322,255           120,552
                                                  ----------        ----------
  Net investment income/loss ...................   (139,259)            28,536
                                                  ----------        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions .     785,204         1,063,995
  Net change in unrealized appreciation of
   investments .................................   6,200,702         1,516,882
                                                  ----------        ----------
 Net realized and unrealized gain on
   investments .................................   6,985,906         2,580,877
                                                  ----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................  $6,846,647        $2,609,413
                                                  ==========        ==========
See notes to financial statements

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      JUNE 21, 1995
                                                        TEN MONTHS ENDED                             (COMMENCEMENT
                                                        OCTOBER 31, 1997         YEAR ENDED         OF OPERATIONS) TO
                                                            (NOTE 1F)         DECEMBER 31, 1996     DECEMBER 31, 1995
                                                          -----------           -----------            ----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss) ........................     $  (139,259)          $    28,536            $   16,583
Net realized gain on investment transactions ........         785,204             1,063,995               288,385
Net change in unrealized appreciation of investments        6,200,702             1,516,882               725,820
                                                          -----------           -----------            ----------
 Net increase in net assets resulting from operations       6,846,647             2,609,413             1,030,788
                                                          -----------           -----------            ----------

CAPITAL TRANSACTIONS:
Proceeds from contributions .........................      18,404,723            45,631,942             4,044,649
Value of withdrawals ................................     (22,795,675)           (6,088,455)              (86,015)
                                                          -----------           -----------            ----------
 Net increase (decrease) in net assets from
   capital transactions .............................      (4,390,952)           39,543,487             3,958,634
                                                          -----------           -----------            ----------
NET INCREASE IN NET ASSETS: .........................       2,455,695            42,152,900             4,989,422
NET ASSETS:
Beginning of period .................................      47,142,322             4,989,422                    --
                                                          -----------           -----------            ----------
End of period .......................................     $49,598,017           $47,142,322            $4,989,422
                                                          ===========           ===========            ==========

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 21, 1995
                                                         TEN MONTHS ENDED                             (COMMENCEMENT
                                                         OCTOBER 31, 1997         YEAR ENDED        OF OPERATIONS) TO
                                                             (NOTE 1F)        DECEMBER 31, 1996     DECEMBER 31, 1995
                                                          -----------           -----------            ----------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) .................   $49,598               $47,142                $4,989
Ratio of expenses to average net assets ...................     0.85%*                0.61%                    0%
Ratio of net investment income (loss) to average net assets   (0.37)%*                0.15%                 1.22%*
Portfolio turnover ........................................      108%                   89%                   41%
Average commission rate per share (A) .....................   $0.0460               $0.0467                   N/A

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees and assumed Portfolio expenses for the periods indicated and had expenses been limited to that required by certain state securities law for the period ended December 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets ............................     1.04%*                1.17%                 2.50%*
Net investment loss to average net assets .................   (0.56)%*              (0.41)%               (1.28)%*

(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995. * Annualized

See notes to financial statements

 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio) (See Note 7)
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Small Cap Growth Portfolio (the "Portfolio"), (formerly Small Cap Equity Portfolio), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A., ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. CHANGE IN FISCAL YEAR END -- During the fiscal year 1997, the Portfolio changed its fiscal year end from December 31 to October 31.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES (SEE NOTE 7)
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $284,285 of which $57,125 was voluntarily waived for the ten months ended October 31, 1997. The investment advisory fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $18,952 of which $13,008, was voluntarily waived for the ten months ended October 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $48,193,730 and $53,039,703, respectively, for the ten months ended October 31, 1997.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1997, as computed on a federal income tax basis, are as follows:

         Aggregate cost ...........................      $41,521,533
                                                         ===========
         Gross unrealized appreciation ............      $ 9,809,981
         Gross unrealized depreciation ............       (1,366,577)
                                                         -----------
         Net unrealized appreciation ..............      $ 8,443,404
                                                         ===========

(6) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the ten months ended October 31, 1997, the commitment fee allocated to the Portfolio was $187. Since the line of credit was established, there have been no borrowings.

(7) SUBSEQUENT EVENT
Effective November 1, 1997, the Portfolio changed its name from Small Cap Equity Portfolio to Small Cap Growth Portfolio. In addition, at a Special Meeting on October 24, 1997, the investors in the Portfolio approved a new Management Agreement, which became effective November 1, 1997. Under the new Management Agreement, Citibank will be responsible for the overall management of the Portfolio's business affairs, and will provide investment advisory as well as administrative services, including the provision of general office facilities and supervision of the overall administration of the Portfolio. The existing Investment Advisory and Administration Agreements have been terminated. For these services, the Portfolio will pay Citibank management fees equal to an annual rate of 0.75% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------
 Small Cap Growth Portfolio (formerly Small Cap Equity Portfolio)
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, SMALL CAP GROWTH PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Cap Growth Portfolio (the "Portfolio", formerly Small Cap Equity Portfolio), a series of The Premium Portfolios, as at October 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at October 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
December 10, 1997

-------------------------------------------------------------------------------
SHAREHOLDER
SERVICING AGENTS
-------------------------------------------------------------------------------

FOR NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
  INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City